[PHOTO OMITTED]

Global
Entertainment
Media

Gabelli
Global Interactive
Couch Potato(R) Fund

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1998

                                [FLAGS OMITTED]

Global
Entertainment
Media

Semi-Annual Report - June 30, 1998
The Gabelli Global Interactive Couch Potato(R) Fund              [PHOTO OMITTED]
                                                                 Marc J. Gabelli

                                #1 Global Fund!

             (as ranked by Lipper Analytical Services based on one year performance through 6/30/98 among 189 global funds).

To Our Shareholders,

      In the second quarter of 1998, global entertainment and media stocks took a bit of a breather after their exceptional performance in recent quarters. However, the AT&T/Tele-Communications Inc. merger announcement put a lot of wind into the group's luffing sails and we think it may be full speed ahead for the foreseeable future.

Investment Performance

      For the second quarter ended June 30, 1998, The Gabelli Global Interactive Couch Potato(R) Fund's (the "Fund") total return was 5.7%. The Lipper Analytical Services Global Fund Average had a return of 0.3% over the same period. The average is an unmanaged indicator of investment performance. The Fund was up 47.8% over the trailing twelve month period. The Lipper Global Fund Average rose 14.1% over the same twelve month period. Since inception on February 7, 1994 through June 30, 1998, the Fund had a total return of 134.6%, which equates to an average annual return of 21.4%.

--------------------------------------------------------------------------------
Lipper Analytical Services ranked The Gabelli Global Interactive Couch
Potato(R) Fund 4 among 125 global funds for the three year period ended June 30, 1998. Lipper rankings are based upon 12 month total returns at NAV.

--------------------------------------------------------------------------------
                           Interactive Couch Potato(R)

Interactive    (in' ter ak' tiv)    Having the capacity for communication flow
                                    in each direction.*

Couch          (kouch)              An appellation for the heavy user of
                                    television, depicted in the metaphor as
                                    plopped before the television set like a
Potato         (po ta' to)          vegetable with eyes. The term was coined in
                                    the early 1980s by a group of Baby Boomers
                                    in the San Francisco area who playfully
               (pe ta' to)          glorified their addiction to the tube.
                                    Calling themselves The Couch Potatoes, they formed a national club and published a hilarious newsletter in the couch potato lifestyle containing bizarre recipes for that vital companion to the TV set, the toaster oven. After a burst of enlistments, the club quietly disappeared. All that remains today is the metaphor, and its current use tends to be more pejorative than self-mocking or affectionate.*

* Source: NTC Mass Media Directory.
--------------------------------------------------------------------------------

INVESTMENT RESULTS (A)
--------------------------------------------------------------------------------
                                           Quarter
                            -------------------------------------
                              1st       2nd       3rd        4th       Year
                              ---       ---       ---        ---       ----
1998:  Net Asset Value ..   $16.45    $17.39        --         --         --
       Total Return .....     15.2%      5.7%       --         --         --
--------------------------------------------------------------------------------
1997:  Net Asset Value ..   $11.79    $13.72    $15.02     $14.28     $14.28
       Total Return .....      0.3%     16.4%      9.5%      10.9%      41.7%
--------------------------------------------------------------------------------
1996:  Net Asset Value ..   $12.57    $13.40    $13.22     $11.75     $11.75
       Total Return .....      7.3%      6.6%     (1.3)%     (0.3)%     12.5%
--------------------------------------------------------------------------------
1995:  Net Asset Value ..   $10.62    $11.28    $12.30     $11.72     $11.72
       Total Return .....      3.6%      6.2%      9.0%      (1.8)%     17.9%
--------------------------------------------------------------------------------
1994:  Net Asset Value ..   $ 9.90    $ 9.97    $10.54     $10.25     $10.25
       Total Return .....   (1.0)%(b)    0.7%      5.7%      (2.8)%      2.5%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns - June 30, 1998 (a)

1 Year ..............................................................      47.8%
3 Year ..............................................................      27.6%
Life of Fund (b) ....................................................      21.4%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                       Rate Per Share        Reinvestment Price
-----------------                       --------------        ------------------
December 31, 1997                            $2.370                 $14.28
December 31, 1996                            $1.436                 $11.75
December 29, 1995                            $0.363                 $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on February 7, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/98

                     United States                     80.0%
                     Europe                            13.5%
                     Canada                             3.7%
                     Asia/Pacific Rim                   2.8%

Portfolio Structure

      As we have indicated in past discussions, the Interactive Couch Potato's(R) investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The accompanying chart depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of June 30, 1998.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                     Distribution                      57.7%
                     Copyright/Creativity              42.3%

COMMENTARY

Dialing Up a Big Deal - "Ma Bell" is Now Riding Motorcycles

      Deregulation and technology have been driving change in the global telecommunications industry. The need for speed is swiftly changing the "dial tone" into the "web tone" as the telephone, computer and television converge into one all purpose interactive information and entertainment instrument. Convergence has just taken a leap forward with the prospective merger of AT&T and cable television leader Tele-Communications Inc.

      Does the proposed AT&T/TCI combination make sense? We think so. The transaction gives AT&T the digital platform to compete in the local telephone business. It also allows them to bundle long distance, local telephony, Internet access and entertainment programming services on one line, passing approximately one-third of all U.S. homes.

      How will this change the global telecommunications/media landscape? It opens the door for other long distance companies to break into local telephone monopolies and perhaps for local telephone operators to further their inroads to the long distance business. It dramatically increases the value of the cable television industry's millions of coaxial connections into homes worldwide. It will push the pace in which telephone infrastructure is upgraded to match cable's digital and high speed capacity. It puts increasing pressure on every global telecommunications company to create business combinations that will allow them to compete with the full range of services that AT&T/TCI would be capable of delivering. Finally, as additional business combinations are formed, "content and creativity" providers could continue to be viewed as appetizing targets.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of June 30, 1998.

Cablevision Systems Corp. (CVC - $83.50 - ASE), based in Woodbury, NY, owns and operates cable television systems in 18 states serving 2,844,000 basic service subscribers at year end 1997. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost 24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

GTE Corp. (GTE - $55.625 - NYSE) is one of the largest, publicly held telecommunications companies in the world. The company is the largest U.S.-based local telephone company. GTE's domestic and international operations serve 25.9 million access lines in the United States, Canada, the Dominican Republic and Venezuela. GTE is a leading cellular operator in the U.S. with the potential of serving 62 million cellular and personal communications services (PCS) customers. Outside the U.S., GTE operates cellular networks serving some 16.4 million POPs. GTE is also a leader in government and defense communications systems and equipment, aircraft-passenger telecommunications, directories and telecommunications-based information services and systems. On July 28, 1998, GTE and Bell Atlantic (BEL - $45.625 - NYSE) confirmed plans to merge in a $52.5 billion stock swap which would result in a national telecommunications giant.

Havas SA (AGHP.PA - $84.85 - Paris Stock Exchange), the second largest multimedia company in Europe, is involved in advertising, publishing and tourism. The company has a balanced mix of cyclical and non-cyclical businesses. With investments in Canal+, a pay television channel; EuroRSCG, Europe's leading advertising consultancy firm; and CLT, one of Europe's largest television and radio operators, Havas is in a position to build a powerful multimedia group.

MediaOne Group Inc. (UMG - $43.9375 - NYSE), recently split-off from US West Media Group, is a cable distributor committed to providing multiple services with an emphasis on high speed transmission. Following the sale of its investment in Dex and the resale of its wireless operations, MediaOne has a strong financial position which should allow the company to be one of the leaders in the upgrading of cable infrastructures.

TCI Ventures Group (TCIVA - $20.0625 - Nasdaq) is a portfolio of telecommunications investments essentially controlled by Dr. John Malone of Tele-Communications Inc. (TCOMA - $38.4375 - Nasdaq). The company holds an 85% equity interest in Tele-Communications International (TINTA - $20.0938 - Nasdaq) and has interests in telephony and programming businesses together with a 39% equity interest in United Video Satellite Group (UVSGA - $39.625 - Nasdaq) and a 39% equity interest in @Home (ATHM - $47.3125 - Nasdaq). The company is slated to be part of the transaction proposed by AT&T (T - $57.125 - NYSE) to acquire all of the TCI group, whereupon TCIVA's shares will be converted into Liberty Media Group.

Tele-Communications Inc./Liberty Media Group (LBTYA - $38.8125 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major, advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. Liberty Media is to be merged into AT&T as part of AT&T's acquisition of TCI. Thereafter, AT&T will issue a "tracking stock" at a one-to-one ratio.

Telephone and Data Systems Inc. (TDS - $39.375 - ASE) is a diversified telecommunications company with established cellular, local telephone and radio paging operations and a developing personal communications services (PCS) business. TDS provides high-quality telecommunications services to 3.2 million customers in 37 states and the District of Columbia. The company was active in the PCS auctions and was the high bidder in markets with a combined population of 27 million. TDS owns 81.1% of United States Cellular Corporation and 82.5% of Aerial Communications, Inc., TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas encompassing approximately 27.6 million population equivalents. TDS also owns American Paging, Inc., a provider of wireless messaging communications services to 811,100 customers in 21 states and the District of Columbia.

USA Networks Inc. (USAI - $25.125 - Nasdaq) is a diversified entertainment and electronic commerce company. Chairman and CEO Barry Diller has brought together the following assets under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, Home Shopping Network and Ticketmaster. Plans are to integrate these assets, leveraging programming, production capabilities and electronic commerce across its strong distribution platform.

Viacom Inc. (VIA - $58.50 - ASE; VIA'B - $58.25 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce its debt of approximately $10 billion and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about four percent. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Its publishing business, Simon & Schuster, has been put up for sale. Viacom is well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Interactive Couch Potato(R) Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      While we think the AT&T/TCI deal will produce a strong tailwind for global entertainment and media companies, there will be winners and losers. We are dedicated to identifying and investing in the former and doing our best to avoid the latter. Looking farther ahead, we believe equities will still provide investors with superior risk adjusted returns relative to other asset classes and that our value discipline will enable us to provide satisfactory returns over the long term.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                        Sincerely,


                                        /s/ Marc J. Gabelli

                                        Marc J. Gabelli
                                        Portfolio Manager

August 1, 1998

        -------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1998

        Cablevision Systems Corp.     USA Networks Inc.
        Viacom Inc.                   Telephone and Data Systems Inc.
        TCI/Liberty Media Group       Tele-Communications Inc.
        TCI Ventures Group            MediaOne Group Inc.
        Havas SA                      GTE Corp.
        -------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- June 30, 1998 (Unaudited)
================================================================================

                                                                       Market
     Shares                                             Cost            Value
     ------                                             ----            -----

                COMMON STOCKS -- 97.0%

                Broadcasting -- 6.7%
      55,000    Ackerley Group Inc. ................ $   528,733    $ 1,155,000
      16,568    Audiofina ..........................     652,235        676,790
     100,000    Flextech plc+ ......................     776,459        921,847
         500    NRJ SA .............................      82,628         79,722
       3,000    Pathe SA ...........................     523,294        587,989
     100,000    Paxson Communications Corp.+ .......     937,080      1,212,500
                                                     -----------    -----------
                                                       3,500,429      4,633,848
                                                     -----------    -----------
                Business Services -- 2.2%
      10,000    Berlitz International Inc.+ ........     161,981        270,000
      60,000    Cendant Corp.+ .....................   1,753,636      1,252,500
                                                     -----------    -----------
                                                       1,915,617      1,522,500
                                                     -----------    -----------
                Cable Distribution -- 22.2%
      60,000    Cablevision Systems
                  Corp., Cl. A+ ....................   1,395,879      5,010,000
      30,000    Comcast Corp., Cl. A ...............     688,613      1,192,500
      40,000    MediaOne Group Inc.+ ...............   1,361,650      1,757,500
     180,000    TCI Ventures Group, Cl. A+ .........   2,537,581      3,611,250
      60,000    Tele-Communications
                  Inc., Cl. A+ .....................   1,696,819      2,306,250
      40,000    Tele-Communications
                  International Inc., Cl. A+ .......     673,432        803,750
      50,000    United International
                  Holdings Inc., Cl. A+ ............     656,189        800,000
                                                     -----------    -----------
                                                       9,010,163     15,481,250
                                                     -----------    -----------
                Cable Programmers -- 6.4%
     115,000    Tele-Communications Inc./
                  Liberty Media Group, Cl. A+ ......   1,870,909      4,463,438
                                                     -----------    -----------
                Entertainment -- 4.1%
     115,000    USA Networks Inc.+ .................   1,949,215      2,889,375
                                                     -----------    -----------
                Entertainment Distribution -- 1.5%
      20,000    GC Companies Inc.+ .................     727,907      1,037,500
                                                     -----------    -----------
                Global Entertainment -- 16.9%
      40,000    Havas SA ...........................   2,973,087      3,393,963
      50,000    News Corp. Ltd.,
                  Preference Shares ADR ............   1,069,678      1,412,500
      30,000    Seagram Co. Ltd. ...................   1,028,751      1,228,125
      12,500    Time Warner Inc. ...................     657,475      1,067,969
      50,000    Viacom Inc., Cl. A+ ................   1,629,731      2,925,000
      30,000    Viacom Inc., Cl. B+ ................     933,957      1,747,500
                                                     -----------    -----------
                                                       8,292,679     11,775,057
                                                     -----------    -----------
                Hotels and Gaming -- 3.3%
     100,000    Aztar Corp.+ .......................     911,894        681,250
      30,000    Gaylord Entertainment Co., Cl. A ...     968,274        967,500
      30,000    Mirage Resorts Inc.+ ...............     741,554        639,375
                                                     -----------    -----------
                                                       2,621,722      2,288,125
                                                     -----------    -----------
                Publishing -- 10.3%
      75,000    Arnoldo Mondadori
                  Editore SpA ......................     671,666        886,051
      15,000    Dow Jones & Co. Inc. ...............     776,813        836,250
      37,500    Independent Newspapers Ltd. ........     114,689        201,379
      62,500    Independent Newspapers plc .........     380,718        336,307
      10,000    Knight-Ridder Inc. .................     408,004        550,625
       9,500    McClatchy Newspapers Inc.,
                  Cl. A ............................     292,518        328,938
      15,000    New York Times Co., Cl. A ..........     789,344      1,188,750
      10,000    Pulitzer Publishing Co. ............     558,107        892,500
      20,000    Scripps (E.W.) Co. .................     906,366      1,096,250
       9,000    Times Mirror Co., Cl. A ............     421,680        565,875
      10,000    United News & Media plc ............     162,250        284,531
                                                     -----------    -----------
                                                       5,482,155      7,167,456
                                                     -----------    -----------
                Satellite -- 2.0%
     100,000    TCI Satellite
                  Entertainment Inc., Cl. A+ .......     597,500        587,500
      70,000    U.S. Broadcasting Co. ..............     653,402        818,125
                                                     -----------    -----------
                                                       1,250,902      1,405,625
                                                     -----------    -----------
                Telecommunications -- 9.7%
      30,000    BCE Inc. ...........................     698,983      1,280,625
      18,200    Cable & Wireless plc, ADR+ .........     514,335        671,125
      69,250    Citizens Utilities Co., Cl. B+ .....     642,126        666,531
      30,000    Frontier Corp. .....................     639,969        945,000
      26,500    GTE Corp. ..........................   1,316,367      1,474,107
     100,000    Rogers Communications Inc.,
                  Cl. B+ ...........................     493,475        890,828
      51,000    Viatel Inc.+ .......................     571,726        867,000
                                                     -----------    -----------
                                                       4,876,981      6,795,216
                                                     -----------    -----------
                Wireless Communications -- 11.7%
      15,000    AirTouch Communications Inc.+ ......     409,000        876,563
      15,000    Cellular Communications
                  International Inc.+ ..............     653,525        748,125
      29,000    Centennial Cellular Corp., Cl. A+ ..     969,348      1,082,063
      30,000    Omnipoint Corp.+ ...................     628,920        688,125
      60,000    Telephone and Data
                  Systems Inc. .....................   2,909,168      2,362,499
      60,000    Vanguard Cellular
                  Systems Inc., Cl. A+ .............     867,375      1,132,500
      10,000    Vodafone Group plc, ADR ............     537,455      1,260,625
                                                     -----------    -----------
                                                       6,974,791      8,150,500
                                                     -----------    -----------
                TOTAL COMMON STOCKS ................  48,473,470     67,609,890
                                                     -----------    -----------
                CONVERTIBLE PREFERRED STOCKS -- 0.0%

                Publishing -- 0.0%
         500    Golden Books Family
                  Entertainment Inc.
                  8.75% Cv. Pfd. ...................      25,000         11,000
                                                     -----------    -----------

                See accompanying notes to financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- June 30, 1998 (Unaudited) (Continued)
================================================================================

                                                                       Market
     Shares                                             Cost            Value
     ------                                             ----            -----
                PREFERRED STOCKS -- 0.6%
                Broadcasting -- 0.6%
     300,000    Village Roadshow Ltd. Pfd. ......... $   580,983    $   445,858
                                                     -----------    -----------

   Principal
    Amount
    ------
                CONVERTIBLE CORPORATE BONDS -- 0.4%
                Entertaiment -- 0.4%
   $  50,000    Savoy Pictures Entertainment Inc.
                  Sub. Deb. Cv.
                  7.00%, 07/01/03 ..................      42,304         48,813
     200,000    Viacom Inc. Sub. Deb. Cv.
                  8.00%, 07/07/06 ..................     141,645        207,000
                                                     -----------    -----------
                TOTAL CONVERTIBLE
                CORPORATE BONDS ....................     183,949        255,813
                                                     -----------    -----------

                TOTAL INVESTMENTS
                  -- 98.0% ......................... $49,263,402     68,322,561
                                                     ===========
                Other Assets and
                  Liabilities (Net) -- 2.0% .......................   1,396,900
                                                                    -----------
                NET ASSETS -- 100.0%
                  (4,009,051 shares outstanding) .................. $69,719,461
                                                                    ===========

                NET ASSET VALUE,
                  Offering and Redemption
                  Price Per Share ..................                    $ 17.39
                                                                        =======

                                                                        Net
                                                     Expiration     Unrealized
                                                        Date        Apreciation
                                                     ----------     -----------
FORWARD FOREIGN EXCHANGE CONTRACTS
   5,410,393(a) Sold Belgian Francs
                  in exchange for
                  USD 145,402 ......................    07/14/98             $0

   2,322,611(b) Sold French Francs
                  in exchange for
                  USD 386,085 ......................    07/31/98         $2,058
 536,092,088(c) Sold Italian Lira
                  in exchange for
                  USD 302,850 ......................    07/02/98         $1,259

----------
For Federal tax purposes:
        Aggregate cost .............................               $ 49,263,402
                                                                   ============
        Gross unrealized appreciation ..............               $ 20,647,001
        Gross unrealized depreciation ..............                 (1,587,842)
                                                                   ------------
        Net unrealized appreciation ................               $ 19,059,159
                                                                   ============
----------
(a)    Principal amount denoted in Belgian Francs.
(b)    Principal amount denoted in French Francs.
(c)    Principal amount denoted in Italian Lira.
 +  -- Non-income producing security.
ADR -- American Depositary Receipt.

                                                        % of
                                                       Market         Market
Geographic Diversification                              Value          Value
--------------------------                             -------       ---------
North America                                            83.7%      $57,163,874
Europe                                                   13.5%        9,220,607
Asia/Pacific Rim                                          2.8%        1,938,080
                                                        ------      -----------
                                                        100.0%      $68,322,561
                                                        ======      ===========

                See accompanying notes to financial statements.

               The Gabelli Global Interactive Couch Potato(R) Fund

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================
Assets:
    Investments, at value (Cost $49,263,402) .................       $68,322,561
    Cash .....................................................             8,479
    Dividends and interest receivable ........................            47,570
    Receivable for investments sold ..........................         2,210,204
    Receivable for capital shares sold .......................           893,688
    Reclaims receivable ......................................           156,313
    Deferred organizational expenses .........................             6,017
    Other assets .............................................             5,763
                                                                     -----------
      Total Assets ...........................................        71,650,595
                                                                     -----------
Liabilities:
    Payable for investments purchased ........................           797,828
    Payable for investment advisory fees .....................            54,940
    Payable for distribution fees ............................            13,734
    Payable to custodian .....................................         1,019,706
    Other accrued expenses ...................................            44,926
                                                                     -----------
      Total Liabilities ......................................         1,931,134
                                                                     -----------
      Net Assets applicable to 4,009,051
        shares outstanding ...................................       $69,719,461
                                                                     ===========
Net Assets consist of:
    Capital stock, at par value ..............................       $     4,009
    Additional paid-in capital ...............................        45,996,365
    Undistributed net investment income ......................           815,054
    Accumulated net realized gain on investments,
      futures contracts and foreign currency
      transactions ...........................................         3,856,947
    Net unrealized appreciation on investments
      and foreign currency transactions ......................        19,047,086
                                                                     -----------
      Total Net Assets .......................................       $69,719,461
                                                                     ===========
      Net Asset Value, offering and redemption
        price per share ($69,719,461/4,009,051
        shares outstanding; 1,000,000,000
        shares authorized of $0.001 par value) ...............            $17.39
                                                                          ======

Statement of Operations
For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================
Investment Income:
    Dividends (net of foreign taxes of $97,719) ..............       $ 1,176,208
    Interest .................................................           186,025
                                                                     -----------
      Total Investment Income ................................         1,362,233
                                                                     -----------
Expenses:
    Investment advisory fees .................................           354,228
    Distribution fees ........................................            88,556
    Shareholder services fees ................................            35,135
    Interest expense .........................................            19,633
    Custodian fees ...........................................            16,766
    Organizational expenses ..................................             6,818
    Miscellaneous expenses ...................................            31,664
                                                                     -----------
      Total Expenses .........................................           552,800
                                                                     -----------
      Net Investment Income ..................................           809,433
                                                                     -----------
Net Realized and Unrealized Gain
    on Investments:
    Net realized gain on investments, futures
      contracts and foreign currency
      transactions ...........................................         3,871,009
    Net change in unrealized appreciation
      on investments and foreign currency
      transactions ...........................................         8,122,187
                                                                     -----------
    Net realized and unrealized gain
      on investments, futures contracts
      and foreign currency transactions ......................        11,993,196
                                                                     -----------
Net increase in net assets resulting
    from operations ..........................................       $12,802,629
                                                                     ===========

Statement of Changes in Net Assets
================================================================================

                                                                  Six Months Ended     Year Ended
                                                                    June 30, 1998     December 31,
                                                                     (Unaudited)          1997
                                                                  ----------------   --------------
Operations:
    Net investment income (loss) .............................      $    809,433      $   (198,519)
    Net realized gain on investments, futures contracts
      and foreign currency transactions ......................         3,871,009         6,026,722
    Net change in unrealized appreciation on investments
      and foreign currency transactions ......................         8,122,187         5,681,915
                                                                    ------------      ------------
      Net increase in net assets resulting from operations ...        12,802,629        11,510,118
                                                                    ------------      ------------
Distributions to shareholders:
    Net realized gain on investments .........................                --        (5,839,077)
                                                                    ------------      ------------
Capital share transactions:
    Net increase in net assets from capital share transactions        16,359,167         3,107,627
                                                                    ------------      ------------
      Net increase in net assets .............................        29,161,796         8,778,668

Net Assets:
    Beginning of period ......................................        40,557,665        31,778,997
                                                                    ------------      ------------
    End of period ............................................      $ 69,719,461      $ 40,557,665
                                                                    ============      ============

                 See accompanying notes to financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli Global Interactive Couch Potato(R) Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and one of four separately managed portfolios of the Corporation, whose primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices.

Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1998, there were no open futures contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1997, reclassifications were made to increase accumulated net investment income for $204,140 and decrease accumulated net realized gain on investments and foreign currency transactions for $54,685 with an offsetting adjustment to additional paid-in-capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $88,556, or 0.25% of average net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $53,881,060 and $37,343,015, respectively.

7. Transactions with Affiliates. During the six months ended June 30, 1998, the Fund paid brokerage commissions of $15,297 to Gabelli & Company, Inc. and its affiliates.

8. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. At June 30, 1998, the outstanding borrowing balance was $450,000.

The average daily amount of borrowings outstanding during the six months ended June 30, 1998 was $476,188, with a related weighted average interest rate of 6.39%. The maximum amount borrowed at any time during the six months ended June 30, 1998 was $6,160,000.

9. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                     Six Months Ended                    Year Ended
                                                       June 30, 1998                 December 31, 1997
                                               ----------------------------    ----------------------------
                                                  Shares          Amount          Shares          Amount
                                               ------------    ------------    ------------    ------------
Shares sold ................................      5,060,433    $ 78,266,647         865,772    $ 12,613,053
Shares issued upon reinvestment of dividends         12,577         178,081         376,239       5,372,567
Shares redeemed ............................     (3,903,891)    (62,085,561)     (1,106,550)    (14,877,993)
                                               ------------    ------------    ------------    ------------
  Net increase .............................      1,169,119    $ 16,359,167         135,461    $  3,107,627
                                               ============    ============    ============    ============

The Gabelli Global Interactive Couch Potato(R) Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                           Six Months
                                              Ended                    Year Ended December 31,
                                          June 30, 1998    ----------------------------------------------
                                           (Unaudited)       1997         1996         1995         1994+
                                          ------------       ----         ----         ----         -----
Operating performance:
   Net asset value, beginning of period     $ 14.28        $ 11.75      $ 11.72      $ 10.25      $ 10.00
                                            -------        -------      -------      -------      -------
   Net investment income (loss) ........       0.20          (0.07)       (0.09)       (0.01)       (0.01)
   Net realized and unrealized gain
     on investments ....................       2.91           4.97         1.56         1.84         0.26
                                            -------        -------      -------      -------      -------
   Total from investment operations ....       3.11           4.90         1.47         1.83         0.25
                                            -------        -------      -------      -------      -------
Distributions to shareholders:
   In excess of net investment income ..         --             --        (1.44)       (0.36)          --
   Net realized gain on investments ....         --          (2.37)          --           --           --
                                            -------        -------      -------      -------      -------
   Total distributions .................         --          (2.37)       (1.44)       (0.36)          --
                                            -------        -------      -------      -------      -------
   Net asset value, end of period ......    $ 17.39        $ 14.28      $ 11.75      $ 11.72      $ 10.25
                                            =======        =======      =======      =======      =======
   Total return++ ......................       21.8%          41.7%        12.5%        17.9%         2.5%
Ratios to average net assets and
  supplemental data:
   Net assets, end of period (in 000's)     $69,719        $40,558      $37,779      $31,439      $24,831
   Ratio of net investment income (loss)
     to average net assets .............       2.28%(a)      (0.61)%      (0.70)%      (0.07)%      (0.13)%(a)
   Ratio of operating expenses
     to average net assets (b) .........       1.56%(a)       1.78%        2.06%        2.47%        2.47%(a)
   Portfolio turnover rate .............         58%            68%          47%          33%          14%

----------
+   From commencement of operations on February 7, 1994.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Annualized.
(b) The Fund incurred interest expense during the six months ended June 30, 1998 and the fiscal year ended December 31, 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50% and 1.64%, respectively.

                 See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                                Karl Otto Pohl
Chairman and Chief                                   Former President
Investment Officer                                   Deutsche Bundesbank
Gabelli Funds, Inc.
                                                     Werner J. Roeder, MD
Felix J. Christiana                                  Director of Surgery
Former Senior Vice President                         Lawrence Hospital
Dollar Dry Dock Savings Bank
                                                     Anthonie C. van Ekris
Anthony J. Colavita                                  Managing Director
Attorney-at-Law                                      BALMAC International, Inc.
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                                Marc J. Gabelli
President and Chief                                  Portfolio Manager
Investment Officer

Bruce N. Alpert                                      James E. McKee
Vice President and Treasurer                         Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------